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                                                                   Exhibit 10.21

                                     LEASE


1. PARTIES. This Lease, dated, for reference purposes only, November, 1997 is made by and between SPENCER ENTERPRISES, a Colorado General Partnership (herein called "Lessor") and COLORADO BUSINESS BANK, N.A., a Colorado Corporation (herein called "Lessees").

2.   LEASED PREMISES.

     2.1  Leased Premises.  Lessor hereby leases to Lessee and Lessee leases
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from Lessor for the term, at the rental, and upon all of the conditions set for herein, that certain real property situated in the County of Jefferson, State of Colorado, commonly know as Suite 100 (First Floor), 15710 West Colfax Avenue, Golden CO 80401. Refer to Exhibits One, Two, attached and incorporated by reference. Said property including the land and all improvements thereon, is herein called "the Leased Premises".

     2.2  Premises.  As used in this Lease, the term "Premises" shall include
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the real property and improvements know as 15710 West Colfax Avenue, Golden,
Colorado, 80401.

3.   TERM.

     3.1 TERM. The term of this Lease shall be for seven (7) Years commencing on December 1, 1997, and ending on November 30, 2004, unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Leased Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Leased Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Leased Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Leased Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Leased Premises the rent stated on Exhibit 1 dollars ($______________________________), payable in equal monthly installments of $____________________ in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $1,000.00 as rent for December 1997. Rent for any period during the term hereof which is for less than one month shall be a pro rate portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

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5.   SECURITY DEPOSIT.  Lessee shall deposit with Lessor upon execution hereof
$0.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increments for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within sixty (60) days after the expiration of the term hereof, and after Lessee has vacated the Leased Premises.

6.   USE.

     6.1 USE. The Leased Premises shall be used and occupied only for a commercial bank.

     6.2 COMPLIANCE WITH LAW. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Leased Premises. Lessee shall not use or permit the use of the Leased Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Leased Premises, which shall tend to disturb such other tenants.

     6.3 CONDITION OF LEASED PREMISES. Lessee hereby accepts the Leased Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

     7.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Article 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any stature now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

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     7.2  LESSEE'S OBLIGATIONS.

          (a) Subject to the provision of Paragraph 9 and Paragraph 7.1, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Leased Premises and every part thereof (regardless of whether the damaged portion of the Leased Premises or the means of repairing the same are accessible to Lessee), including, without limiting the generality of the foregoing, fixtures, interior walls and interior surface of exterior wall, floor and floor coverings, ceilings, windows, doors, plate glass, and tenant improvements located within the Leased Premises.
          (b) Lessee in addition to the obligations set forth in sub-paragraph
(a) above, and the other obligations contained in this Lease, shall pay the percentage % of all costs and expenses pertaining to the repair and maintenance of common areas and facilities at 15710 West Colfax Avenue, Golden, CO as stated on Exhibit 1, including, but not limited to landscaping, snow removal, common systems, including without limitation, window cleaning, parking lot and sidewalks, HVAC, electrical and plumbing. Lessor shall have the option to estimate these expenses and invoice monthly; adjustment to be made annually.
          (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2, Lessor may at Lessor's option enter upon the Leased Premises after ten (10) days, prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 18% per annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.
          (d) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Leased Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premise occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(c), which repair shall include the patching and fitting of holes and repair of structural damage.

     7.3  ALTERATIONS AND ADDITIONS.
          (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the Leased Premises, except for non-structural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.3, the term "utility installations" shall include bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Leased Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work.
          (b) Lessee shall pay, when due, all claims for labor or material furnished or alleged to have been furnished to or for Lessee at or for use in the Leased Premises, which claims are or may be secured by mechanics', or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Leased Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

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          (c) Unless Lessor requires their removal, as set forth in Paragraph
7.3(a), all alteration, improvement, additions and utility installations (whether or not such utility installations constitute trade fixtures of Lessee), which may be made on the Leased Premises, shall become the property of Lessor and remain upon and be surrendered with the Leased Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(c), Lessee's machinery and equipment, other than that which is affixed to the Leased Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Leased Premises and all
areas appurtenant thereto.   Such insurance shall be in an amount of not less
than $1,000,000 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $1,000,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $500,000. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Leased Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be require to, procure and maintain the same, but at the expense of Lessee.

     8.2 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk). Lessee shall pay during the term hereof, in addition to rent, the percentage % of the premiums as stated on Exhibit 1, for the insurance required under this Paragraph 8.2. Lessee shall pay such premium to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of the premiums attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for the premium shall be prorated on an annual basis.

     8.3 INSURANCE POLICIES. Insurance required hereunder shall he in companies rated AAA or better in "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof


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to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

     8.4 WAIVER OF SUBROGATION. Lessee hereby waives any and all rights of recovery against Lessor, or against the officers, employees, agents and representatives of Lessor, for loss of or damage to such Lessee or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the forgoing waiver of subrogation is contained in the Lease.

     8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's possession and use of the Leased Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any contractors, or employees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Leased Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damage arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.   DAMAGE OR DESTRUCTION.

     9.1 PARTIAL DAMAGE-INSURED. Subject to the provisions of Paragraph 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damages as soon as reasonable possible and this Lease shall continue in full force and effect.

     9.2 PARTIAL DAMAGE-UNINSURED. Subject to the provisions of Paragraph 9.4, if at anytime during the term hereof the Leased Premises are damaged, except by a negligent or willful act of Lessee, and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 8.2, Lessor may at Lessor's option (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease

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shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such Notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonable possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.3 TOTAL DESTRUCTION. If at any time during the term hereof the premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

     9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.
          (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Article, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Leased Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.
          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 9.5(a).

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF REAL PROPERTY TAX. Lessee shall pay the percentage % of all real property taxes as stated on Exhibit 1, applicable to the Premises during the term of the Lease. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of tax. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for taxes for the last partial lease year shall be prorated on an annual basis.

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     10.2 DEFINITION OF "REAL PROPERTY" TAX.  As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes) , imposed by any authority having the direct or indirect power to tax including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Leased Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonable available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.
          (a) For purposes of this Lease, any real property tax which can be paid over a number of years or in one lump sum payment, shall be treated as if paid over time and Lessee shall only be billed for the portion of the real property tax attributable to each lease year on a year by year basis with the same interest rate factor as that which is being charged by the assessor of the real property tax.

     10.4 PERSONAL PROPERTY TAXES.
          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Leased Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered to the Premises.

12.  LESSOR'S CONSENT REQUIRED.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Leased Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof.

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Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     12.3 ATTORNEY'S FEES. In the event that Lessor shall consent to a sublease or assignment under Paragraph 12.1, Lessee shall pay Lessor's reasonable attorneys' fees not to exceed $1000 incurred in connection with giving such consent.

13.  DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:
          (a) The vacating or abandonment of the Leased Premises by Lessee.
          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five days after written notice thereof from Lessor to Lessee.
          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of the Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 15 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 15 days are reasonable required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.
          (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; (ii)the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Leased Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Leased Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:
          (a) Terminate Lessee's right to possession of the Leased Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Leased Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Leased Premises; expenses of reletting, including necessary renovation and alteration of the Leased Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonable avoided; that portion of the leasing commission paid by Lessor pursuant to Article 15 applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate

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of 18% per annum. In the event Lessee shall have abandoned the Leased Premises,
Lessor shall have the option of (i) retaking possession of the Leased Premises and recovering from Lessee the amount specified in the Paragraph 13.2(a), or
(ii) proceeding under Paragraph 13.2(b).
          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Leased Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.
          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Colorado.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within the (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 18% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, to prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein call "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the Premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (nor in the absence of such notice, within ten (10) days after condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Leased Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provide, however, that Lessee shall he entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  BROKER'S FEE.  Upon execution of this Lease by both parties, Lessor shall
pay to      N/A   , a licensed real estate broker, a fee of $     N/A
       -----------                                           ------------
for brokerage services heretofore rendered.

16.  GENERAL PROVISIONS.

     16.1 ESTOPPEL CERTIFICATE.
          (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the party of Lessor hereunder or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one months's rent has been paid in advance.
          (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonable required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 18% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     16.5 TIME OF ESSENCE.  Time is of the essence.

     16.6 CAPTIONS.  Article and paragraph captions are not a part hereof.

     16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addressed to Lessor and Lessee respectively at the addresses set forth after their signatures at the end of this Lease.

     16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent to so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall at the option of Lessor, constitute a non-curable default of Lessee hereunder. Lessee shall, upon request of Lessor, execute, acknowledge and deliver to Lessor a "short form" memorandum of this Lease for recording purposes.

     16.11 HOLDING OVER. If Lessee remains in possession of the Leased Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the 150% of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

     16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     16.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     16.14 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lease and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Colorado.

     16.15     SUBORDINATION.
          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Leased Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is date prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
          (b) Lessee agrees to execute any reasonable documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case bay be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     16.16 ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

     16.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Leased Premises at reasonable times during Lessee's normal business hours upon advance notice to Lessee for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repairs, improvements or additions to the Leased Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate or rent or liability to Lessee. Notwithstanding anything herein to the contrary, Lessor agrees not to place any such signs in the windows or doors of the Leased Premises.

     16.18 SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent. All sign shall comply with applicable government regulations. Lessee shall be entitled, if allowed by current government regulations, two exterior signs.

     16.19 MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     16.20 HAZARDOUS MATERIALS. Lessee shall not generate, use, store or dispose of any Hazardous Material in, on, or about the Premises except as specifically provided for herein. Hazardous Materials shall mean: (a) "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (RCRA) as amended, (b) "hazardous substances" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) as amended, (c) "toxic substances" as defined by the Toxic Substances Control Act, as amended, (d) "hazardous materials," as defined by the Hazardous Materials Transportation Act, as amended, (e) oil or other petroleum products, and (f) any substance whose presence could be detrimental to health or to the environment. This provision shall not prohibit Lessee from using or storing such petroleum products, oil, lubricants, or solvents as may be necessary for the conduct of its business, provided that a) such substances are used and stored in the minimum amounts necessary for such business, and b) Lessee indemnifies and holds Lessor harmless for any and all soil and/or groundwater contamination resulting directly or indirectly therefrom.

     16.21 PARKING SPACES. Lessee shall be allowed the exclusive use of 16 of the parking paces located on 15710 West Colfax Avenue, Golden, CO 80401, the location shall be agreed upon by Lessor. Lessee shall not lock any alleyways or driveways running through the Premises.

     16.22 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (3) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.23 ADDITIONAL PROVISIONS. Refer to Exhibits One, Two, attached and incorporated by reference.

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

          If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

Executed at Denver, Colorado              Spencer Enterprises,
            ----------------------        ------------------------------------
                                          A Colorado General Partnership

on November 6, 1997                     By /s/ Bruce S. Scott
   -------------------------------        ------------------------------------
                                          Bruce S. Scott
                                          Managing General Partner

Address 1221 Auraria Parkway            By
        --------------------------        ------------------------------------

        Denver, CO 80204                   "LESSOR"
        --------------------------

Executed at Denver, Colorado              Colorado Business Bank, N.A.
            ----------------------        ------------------------------------
                                          A Colorado Corporation

on November 6, 1997                     By /s/ Jonathan C. Lorenz
   -------------------------------        ------------------------------------
                                          Jonathan C. Lorenz
                                          President

Address 821 17th Street                 By
        --------------------------        ------------------------------------
                                          "LESSEE"
        Denver, CO 80204
        --------------------------

EXHIBIT ONE - LEASE

     DATE:  November , 1997
     EFFECTIVE DATE:  December 1, 1997
     LESSOR:  Spencer Enterprises,
               a Colorado general partnership
     LESSEE:  Colorado Business Bank N.A.
               a Colorado corporation
     LEASED PREMISES: Suite 100, 15710 West Colfax Avenue, Golden, Colorado
     PREMISES: 15170 West Colfax Avenue, Golden, Colorado

     The following terms and conditions are incorporated into the LEASE by this reference:

     2.1  DEFINITION OF LEASED PREMISES.

          Year One: Sixty percent (60%) of the first floor, as identified on EXHIBIT TWO, attached and incorporated by reference, as the cross hatched area
(XXXX), with the two areas identified as "common area" as non-exclusive lease and use.

          Year Two through Seven: One hundred percent (100%) of the first floor, with the area identified as "entry" and the rear stair well as non-exclusive lease and use.

     3.3  OPTIONS TO EXTEND LEASE; RENTAL.
          (A) LESSEE may at its option, extend this LEASE for two (2) additional five (5) year terms on the terms and conditions stated herein, provided LESSEE is not in default under any of the terms and conditions of this LEASE. LESSEE may exercise said options singularly (only), by giving LESSOR advance, written notice of the intent to exercise the option a minimum of four
(4) months prior to the end of the then existing term.

          (B) In the event LESSEE exercises the option to extend this LEASE for either or both of the two (2) five (5) year option terms, rental shall be at then market rates, which rates shall be established prior to the commencement of each option period, by LESSOR by reviewing comparable lease rates for similar office space located within the west Denver metropolitan area. LESSOR shall determine said market rate and provide written notice to LESSEE of said rate a minimum of six (6) months prior to the end of the then existing term of the LEASE. Notwithstanding anything herein to the contrary, in the event LESSOR fails to provide said notice in the time frame stated above, LESSEE'S time limitation for exercising either option hereunder, shall be extended to two (2) months subsequent to LESSEE'S receipt of market rate information from LESSOR.

EXHIBIT ONE - LEASE
PAGE 2

     4.1  RENT SCHEDULE.
          Rental for the term of this LEASE, payable by LESSEE to LESSOR as provided in the LEASE, shall be as follows:

          Year One
               months 1 - 6           $1,000.00/month
               months 7 - 12          $3,000.00/month
          Year Two                    $5,000.00/month
          Year Three                  $5,500.00/month
          Year Four                   $6,000.00/month
          Year Five                   $6,500.00/month
          Year Six                    $7,000.00/month
          Year Seven                  $7,500.00/month

   6.4    CONDITION - HVAC, PLUMBING, AND ELECTRICAL SYSTEMS.
          LESSOR shall have the following systems inspected and in good working order as of the effective date of this LEASE:
          HVAC                        Electrical
          Plumbing

   7.2(B) SCHEDULE - PERCENTAGE OF COSTS AND EXPENSES.
          LESSEE shall be responsible for the following percentages of said costs and expenses:

          Year One                    thirty percent (30%)
          Years Two through
                        Seven         fifty percent (50%)

     7.2(E)    REPLACEMENT OF CAPITAL ITEMS.

          Notwithstanding anything in this lease to the contrary, in the event capital items, including but not limited to the HVAC, plumbing and electrical systems, roof and parking lot require replacement due to becoming inoperable through no fault of LESSEE, or the roof needs repair through no fault of LESSEE, the LESSOR shall be responsible at its sole cost and expense, to make the necessary replacement, and/or the repair of the roof.

EXHIBIT ONE - LEASE
PAGE 3


     7.3(A)(1)  TENANT IMPROVEMENTS.

          LESSEE, at its sole cost and expense, shall be responsible for all tenant improvements to the Leased Premises, except for the following:
          a. demising wall and security door shown on EXHIBIT TWO. LESSOR further agrees to remove said demising wall and security door at the end of year one.
          b. bringing the exterior of the Premises and the two (s) first floor bathrooms in compliance with the Americans With Disabilities Act (ADA), if required.

LESSEE shall obtain the prior written approval of LESSOR, which approval shall not be unreasonable withheld, for all proposed tenant improvements.

     7.3(A)(2)  TENANT IMPROVEMENTS -LESSEE.

          LESSEE may, in additional to other tenant improvements pursuant to subparagraph 7.3(A)(1), construct a night deposit drop and a one lane drive up banking/teller window. The location of said improvements is subject to prior written approval of LESSOR, which approval shall not be unreasonably withheld, and subject to all applicable governmental regulations.

   8.2(A) SCHEDULE - PERCENTAGES OF PROPERTY INSURANCE PREMIUMS.
          LESSEE shall be responsible for the following percentages of said insurance premiums:

          Year One                    thirty percent (30%)
          Years Two through
                      Seven           fifty percent (50%)

     10.1(A)  SCHEDULE - PERCENTAGES OF REAL PROPERTY TAX.

          LESSEE shall be responsible for the following percentages of said real property tax:

          Year One                    thirty percent (30%)
          Years Two through
                      Seven           Fifty percent (50%)

     16.23     ADDITIONAL PROVISIONS.

          LESSEE agrees to provide LESSOR current audited financial statements of LESSEE within five (5) days of execution of this LEASE.

EXHIBIT ONE



                           [Diagram of Leased Space]